                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities..............  9
Statement of Operations.......................... 10
Statement of Changes in Net Assets............... 11
Financial Highlights............................. 12
Notes to Financial Statements.................... 13
Report of Independent Accountants................ 16
Dividend Reinvestment Plan....................... 17

VTP ANR 12/97

                            LETTER TO SHAREHOLDERS

December 4, 1997

Dear Shareholder,
    In the past year, we have been
participants in and witnesses to two
mergers that we believe have positioned
our company at the forefront of the
financial industry's evolution. Our                     [PHOTO]
latest announcement continues our
forward progress. I am pleased to
announce that Philip N. Duff, formerly
the chief financial officer of Morgan
Stanley, has joined Van Kampen American
Capital as president and chief          DENNIS J. MCDONNELL AND DON G. POWELL
executive officer. I will continue as
chairman of the firm. Together, we will continue to work to the benefit of our fund shareholders as Van Kampen American Capital advances toward the next century.

ECONOMIC REVIEW

    The last quarter of 1996 brought renewed strength and rumblings of inflation, which continued to feed investors' uncertainties about the direction of interest rates. This was reflected in the volatility of taxable yields, with the 30-year Treasury ranging from a high of 6.70 percent to a low of 6.35 percent, and ending the period at 6.64 percent.
    The bond market advanced in price during the first 10 months of 1997, but its ascension was not a smooth ride. Bond prices fell early in the period as economic growth soared, fueling concerns about rising inflation and a potential interest rate hike by the Federal Reserve Board. When the Fed did raise interest rates by a modest 0.25 percent in late March, bond prices fell further, sending the yield of the 30-year U.S. Treasury bond above 7.0 percent for the first time in six months. By mid-April, however, the market's mood had changed, reflecting few signs of price pressures despite the economy's strength. Bonds also benefited from continued heavy purchases by foreign investors and concerns that the stock market rally was nearing an end. The 7.0 percent slump in the Dow Jones Industrial Average on October 27 reinforced the benefit of owning bonds for diversification. By the end of October, the yield on the 30-year Treasury bond was near its lowest level in 20 months, at 6.15 percent.
    Throughout 1997, municipal bond prices moved in the same direction as the Treasury bond market, but gained less when Treasury prices rallied and lost less when Treasuries fell. Between December 31, 1996 and October 31, 1997, the yield on the long-term municipal revenue bond index fell 36 basis points as the yield on the 30-year Treasury bond fell 48 basis points. Because yields move in the opposite direction of prices, the smaller yield decline of municipal bonds indicates that their prices did not rise as much as Treasuries.
    In Pennsylvania, the economy grew at a modest rate, exceeding expectations. By the end of the state's fiscal year, general fund surpluses were more than double the level that

                                                           Continued on page two
had been forecasted. As a result, we upgraded our outlook for the Commonwealth's economy from negative to stable.

                                  [PIE CHART]

Portfolio Composition by Credit Quality* as of October 31, 1997

AAA...................   81.5%
AA....................   11.3%
A.....................    3.1%
BBB...................    2.7%
BB....................    1.4%

* As a Percentage of Long-Term Investments
  Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.

TRUST STRATEGY

    In managing the Trust, we used the following strategies:
    We maintained a portfolio heavily weighted toward high-quality bonds. The high concentration in AAA-rated securities reflects the proliferation of insured bonds, which currently comprise well over half of new issues in the municipal bond market and about 70 percent of new issues in Pennsylvania. Bonds rated AAA are extremely liquid and carry minimal credit risk. When interest rates fall, as they did for most of the second half of the fiscal year, AAA-rated bonds tend to outperform lower-rated securities. Bonds rated BBB, the lowest investment grade credit rating assigned by Standard & Poor's, or below BBB tend to perform better when rates are rising, and have the potential to provide additional income.
    Portfolio turnover during the fiscal year was minimal due to market conditions that afforded few opportunities to add value to existing holdings. Supplies of new municipal bond issues in Pennsylvania were limited, and the average yield of bonds in the Trust's portfolio was higher than average market yields. As a result, there was little incentive to replace bonds in the portfolio, because such trades would have reduced the Trust's dividend-paying ability.
    Trading was also restrained due to tight spreads between yields of AAA-rated bonds and lower-rated securities. These spreads have compressed to historically narrow levels due to the increasing number of insured bonds in the municipal market. In such an environment, it is difficult to justify purchasing lower-rated securities and assuming additional credit risk. Attempting to reduce credit risk also helps to offset market risk the Trust might face as a result of its leveraged structure.
    Trades that we initiated during the second half of the period focused on enhancing the Trust's call protection. In other words, we tried to limit the number of bonds that could be "called" at any one time. As a result, we purchased new long-term discount securities that will not be callable for at least 10 years. A discount bond sells for a price below its face value, which is also known as its par value. These bonds also helped to enhance the price appreciation of the Trust during the second half of the fiscal year, when interest

                                                         Continued on page three
rates declined. Approximately 14 percent of bonds in the current portfolio have been prerefunded, which means they will be redeemed at their first call date. In the meantime, they trade as if they are short-term securities, with lower yields and less potential price appreciation than other long-term bonds. These holdings are viewed as sales candidates with the proceeds used to purchase discount bonds with longer calls.
    When searching for new securities for the Trust's portfolio, we try to identify bonds that we believe will outperform within a particular sector and that can be purchased at an attractive price. We believe this "bottom-up" approach, supported by our research, provides significant added value to the portfolio.
    During the second half of the fiscal year, the duration of the portfolio declined slightly due to the market rally, which caused some bonds to trade to their call dates rather than their maturity dates. Duration, which is expressed in years, is a measure of a portfolio's sensitivity to interest rate movements. Portfolios with long durations tend to perform better when interest rates are declining, which was the case the second half of the fiscal year. Conversely, portfolios with short durations tend to do better when rates are rising. While interest rates declined, the portfolio's shorter duration hindered the Trust's performance, but its leveraged structure worked to the Trust's benefit. As of October 31, the duration of the Trust's bond portfolio stood at 6.24 years, compared to 7.34 years for the Lehman Brothers Municipal Bond Index. Because of the longer-term nature of the Trust, the calculation of this index's duration has been adjusted to eliminate bonds with maturities of five years or less. Efforts going forward will be made to lengthen duration closer to the index.

     Top Five Portfolio Industry Holdings by Sector as of October 30, 1997*

                    Health Care....................... 24.6%
                    General Purpose................... 17.4%
                    Public Education.................. 13.0%
                    Water & Sewer...................... 9.2%
                    Higher Education................... 6.3%

                    *As a percentage of Long-Term Investments

PERFORMANCE SUMMARY

    For the one-year period ended October 31, 1997, the Van Kampen American Capital Trust for Investment Grade Pennsylvania Municipals generated a total return at market price of 11.80 percent(1). The Trust offered a tax-exempt distribution rate of 5.91 percent(3), based on the closing common stock price on October 31, 1997. At the end of the reporting period, the closing share price of the Trust traded at $16.4375, a 5.9 percent discount to its net asset value of $17.47. Because income from the Trust is exempt from federal and Pennsylvania income taxes, this distribution rate represents a yield equivalent to a taxable investment earning 9.50 percent(4) (for investors in the combined 37.8 federal and state income tax bracket).
    Due to declining interest rates and a number of positions that were called from the Trust, the earnings power of the Trust declined. As a result, the Board of Trustees approved a decrease in its monthly dividend from $0.0830 to $0.0810 per common share payable March 31, 1997. The Trust declared a capital gains distribution of $0.0011 per share paid December 31, 1996, as a result of the sale of some assets that had appreciated in value.

                                                          Continued on page four

Twelve-month Dividend History
For the Period Ended October 31, 1997

Distribution per Common Share

                        Nov     Dec     Jan     Feb     Mar     Apr     May     Jun     Jul     Aug     Sep     Oct
                       1996    1996    1997    1997    1997    1997    1997    1997    1997    1997    1997    1997
Capital Gains
Dividends             $.0830  $.0841  $.0830  $.0830  $.0810  $.0810  $.0810  $.0810  $.0810  $.0810  $.0810  $.0810


The distribution history represents past performance of the Trust and does not predict the Trust's future distributions.

OUTLOOK
    We expect the economy to remain strong in the coming months, although the growth rate might slow to a more moderate pace. The weakness in the Far East, which was the impetus for the recent volatility in world stock markets, will most likely reduce U.S. exports to the region. In turn, this could trim U.S. economic growth as well as the earnings of many U.S. companies. As a result, we believe there is little chance that the Fed will raise interest rates in the coming months. A rate hike reemerges as a possibility if inflation picks up, or if growth continues at its current brisk pace.
    As a result of this outlook, we expect that the yield on the 30-year Treasury bond will trade within a range of 5.75 percent and 6.50 percent for the next six months, possibly falling further in mid-1998. A decline in rates would not only boost the prices of long-term investments in the portfolio, but could also positively affect the Trust as a result of its leveraged structure. That structure, which involves borrowing short-term funds to purchase long-term municipal bonds, provides common shareholders with above-market levels of dividend income. It should be noted, however, that if short-term rates rise, borrowing costs would increase; this would negatively impact the income and performance of common shares.
    We will continue to seek a balance between the Trust's total return and its dividend income, and to add value through our investment strategies and bond selection. Thank you for your continued confidence in Van Kampen American Capital and your Trust's portfolio manager.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1997

             VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE
                            PENNSYLVANIA MUNICIPALS
                           (NYSE TICKER SYMBOL--VTP)

 COMMON SHARE TOTAL RETURNS

One-year total return based on market price(1)............    11.80%
One-year total return based on NAV(2).....................     9.26%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3).................................................    5.91%
Taxable-equivalent distribution rate as a % of closing
  common stock price(4)....................................    9.50%

 SHARE VALUATIONS

Net asset value...........................................  $  17.47
Closing common stock price................................  $16.4375
One-year high common stock price (09/30/97)...............  $ 16.750
One-year low common stock price (04/21/97)................  $ 15.125
Preferred share rate(5)...................................    3.550%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 37.8% combined federal and state income tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
         MUNICIPAL BONDS  99.1%
         PENNSYLVANIA  94.1%
$1,000   Allegheny Cnty, PA Arpt Rev Rfdg Amt Pittsburgh
         Intl Arpt A (MBIA Insd)..........................   5.750%   01/01/10  $  1,072,390
 9,000   Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh Intl
         Arpt Ser B (FSA Insd)............................   6.625    01/01/22     9,714,420
 1,000   Allegheny Cnty, PA Indl Dev Auth Rev
         Environmental Impt USX Corp Proj Rfdg............   6.100    07/15/20     1,044,490
 1,090   Allegheny Cnty, PA Residential Fin Auth Mtg Rev
         Single Family (GNMA Collateralized)..............   7.100    05/01/24     1,156,872
 1,755   Allegheny Cnty, PA San Auth Swr Rev (FGIC
         Insd)............................................       *    12/01/15       675,517
 1,000   Allegheny Cnty, PA San Auth Swr Rev Ser C
         (Prerefunded @ 12/01/01)(FGIC Insd)..............   6.500    12/01/16     1,086,810
 4,070   Armstrong Cnty, PA Hosp Auth Hlth Cent Rev
         Canterbury Pl Proj Rfdg (MBIA Insd)..............   6.500    12/01/21     4,351,563
 2,675   Armstrong Cnty, PA Hosp Auth Hosp Rev Armstrong
         Cnty Mem Hosp Ser A..............................   7.500    11/01/16     2,831,621
 2,000   Armstrong Cnty, PA Hosp Auth Hosp Rev Saint
         Francis Med Cent Proj A Rfdg (AMBAC Insd)........   6.250    06/01/13     2,159,580
 1,310   Bangor, PA Area Sch Dist (AMBAC Insd)............   5.375    03/01/15     1,323,729
 1,000   Beaver Cnty, PA Hosp Auth Rev Med Cent of Beaver
         Cnty Inc (AMBAC Insd)............................   6.625    07/01/10     1,095,840
 5,000   Berks Cnty, PA Muni Auth Rev Highlands at
         Wyomissing Proj B................................   6.875    10/01/17     5,385,900
 3,000   Bethleham, PA Auth Wtr Rev (Prerefunded @
         11/15/01) (MBIA Insd)............................   6.250    11/15/21     3,230,250
 2,880   Blair Cnty, PA Hosp Auth Rev Altoona Hosp Proj
         (AMBAC Insd).....................................   6.500    07/01/22     3,141,101
 5,630   Blairsville-Saltsburg Sch Dist PA Ser 1992
         (Prerefunded @ 05/15/02) (MBIA Insd).............   6.500    05/15/16     6,149,030
 5,000   Bristol Twp, PA Sch Dist Ser A (Prerefunded @
         02/15/02) (MBIA Insd)............................   6.625    02/15/12     5,545,250
 1,200   Delaware Cnty, PA Cap Apprec Rfdg................       *    11/15/04       876,084
 2,150   Delaware Cnty, PA Cap Apprec Rfdg................       *    11/15/05     1,489,284
 1,565   Delaware Cnty, PA Cap Apprec Rfdg................       *    11/15/07       979,768
 1,000   Delaware Cnty, PA Cap Apprec Rfdg................       *    11/15/08       591,100
 1,665   Delaware Cnty, PA Cap Apprec Rfdg................       *    11/15/09       927,438
   815   Delaware Cnty, PA Cap Apprec Rfdg................       *    11/15/10       426,970
 1,270   Delaware Cnty, PA Cap Apprec Rfdg................       *    11/15/11       624,548
 1,030   Delaware Cnty, PA Cap Apprec Rfdg................       *    11/15/12       478,033
 1,800   Exeter Twp, PA Sch Dist (FGIC Insd)..............       *    11/15/13       781,524
 5,200   Falls Twp, PA Hosp Auth Hosp Rev Delaware Vly Med
         Rfdg (FHA Gtd)...................................   7.000    08/01/22     5,668,104
 4,000   Franklin Cnty, PA Indl Dev Auth Hosp Rev
         Chambersburg Hosp Proj (FGIC Insd)...............   6.250    07/01/22     4,248,360
 2,500   Governor Mifflin PA Sch Dist (Prerefunded @
         02/01/02) (AMBAC Insd)...........................   6.500    02/01/13     2,716,925

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
         PENNSYLVANIA (CONTINUED)
$2,500   Interboro Sch Dist PA Delaware Cnty Rfdg
         (Prerefunded @ 10/01/02) (MBIA Insd).............   6.600%   10/01/12  $  2,772,700
 5,250   Lancaster Cnty, PA Hosp Auth Rev Lancaster Genl
         Hosp Proj Rfdg (AMBAC Insd)......................   6.125    07/01/12     5,501,580
 1,600   Lancaster, PA Higher Edl Auth College Rev
         Franklin & Marshall College Proj (MBIA Insd).....   6.700    04/15/12     1,737,280
 2,715   Langhorn Manor Boro, PA Higher Edl & Hlth Auth
         Rev Woods Sch (Connie Lee Insd)..................   6.500    11/15/14     2,906,869
 4,000   Lehigh Cnty, PA Genl Purp Auth Rev Good Shepherd
         Rehab Hosp (Prerefunded @ 11/15/01)..............   7.500    11/15/21     4,547,600
 2,000   Lehigh Cnty, PA Genl Purp Auth Rev Lehigh Vly
         Hosp Inc Ser A Rfdg (MBIA Insd)..................   6.500    07/01/10     2,181,320
 1,000   Lower Providence Twp, PA Swr Auth Swr Rev
         (Prerefunded @ 05/01/02).........................   6.750    05/01/22     1,098,630
 2,000   Luzerne Cnty, PA Ser B (FGIC Insd)...............   6.000    09/15/11     2,060,840
 4,250   Media Boro, PA Gtd Wtr Rev Rfdg (MBIA Insd)......   6.600    01/01/22     4,647,417
 3,000   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
         Rev Abington Hosp (AMBAC Insd)...................   6.000    06/01/16     3,142,920
 1,000   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
         Rev Pottstown Mem Med Cent Proj..................   7.350    11/15/05     1,083,850
 1,000   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
         Rev Pottstown Mem Med Cent Proj..................   6.875    11/15/20     1,061,490
 4,500   Montgomery Cnty, PA Higher Edl & Hlth Auth Rev
         Saint Josephs Univ (Connie Lee Insd).............   6.500    12/15/22     4,924,800
 1,000   Montgomery Cnty, PA Indl Dev Auth Rev Pollutn Ctl
         Ser E Rfdg (MBIA Insd)...........................   6.700    12/01/21     1,093,150
 5,000   North Allegheny, PA Sch Dist Ser A Rfdg (AMBAC
         Insd)............................................   6.350    11/01/12     5,398,450
 1,000   North Penn, PA Wtr Auth Wtr Rev (Prerefunded @
         11/01/04) (FGIC Insd)............................   6.875    11/01/19     1,154,770
   350   Northeastern York Cnty, PA Sch Dist Ser B (FGIC
         Insd)............................................       *    09/01/09       195,783
   500   Northeastern York Cnty, PA Sch Dist Ser B (FGIC
         Insd)............................................       *    03/01/10       269,645
   885   Northeastern York Cnty, PA Sch Dist Ser B (FGIC
         Insd)............................................       *    09/01/10       465,466
   500   Northeastern York Cnty, PA Sch Dist Ser B (FGIC
         Insd)............................................       *    03/01/11       253,165
 4,820   Northhampton Cnty, PA Hosp Auth Rev Easton Hosp
         Ser A Rfdg (MBIA Insd)...........................   6.250    01/01/11     5,209,167
 9,000   Northumberland Cnty, PA Auth Comwlth Lease Rev
         Correctional Fac (MBIA Insd).....................       *    10/15/11     4,405,500
 2,000   Pennsylvania Econ Dev Fin Auth Res Recovery Rev
         Colver Proj Ser D................................   7.050    12/01/10     2,198,280
 5,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
         34B (FHA Gtd)....................................   7.000    04/01/24     5,314,250
 1,750   Pennsylvania Infrastructure Invt Auth Rev
         Pennvest Subser B................................   6.800    09/01/10     1,924,667
 2,750   Pennsylvania Intergvtl Coop Auth Spl Tax Rev City
         of Philadelphia Funding Pgm (Prerefunded @
         06/15/02)........................................   6.800    06/15/12     3,041,912
 6,000   Pennsylvania Intergvtl Coop Auth Spl Tax Rev City
         of Philadelphia Funding Pgm (MBIA Insd)..........   5.600    06/15/15     6,108,900



                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
         PENNSYLVANIA (CONTINUED)
$5,700   Pennsylvania St Higher Edl Assistance Agy Student
         Ln Rev Ser C (AMBAC Insd)........................   6.400%   03/01/22  $  5,886,903
 2,660   Pennsylvania St Higher Edl Fac Auth College &
         Univ Rev Temple Univ First Ser (MBIA Insd).......   6.500    04/01/21     2,874,955
 3,000   Pennsylvania St Ser 1............................   6.375    09/15/12     3,245,430
 1,020   Pennsylvania St Ser A (Prerefunded @ 11/15/01)...   6.500    11/15/10     1,120,633
 5,000   Philadelphia, PA Gas Wks Rev 14th Ser (FSA
         Insd)............................................   6.250    07/01/08     5,489,600
   750   Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
         Rev Frankford Hosp Rfdg (Connie Lee Insd)........   5.750    01/01/19       769,268
   500   Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
         Rev Temple Univ Hosp Ser A.......................   6.625    11/15/23       540,325
 2,980   Philadelphia, PA Redev Auth Hsg Rev Rfdg (GNMA
         Collateralized)..................................   6.875    02/01/24     3,171,763
   500   Pittsburgh, PA Urban Redev Mtg Ser C Rfdg........   6.500    10/01/23       529,455
 1,710   Pottstown Boro, PA Auth Swr Rev Gtd (FGIC
         Insd)............................................       *    11/01/13       743,953
   750   Reading, PA (Prerefunded @ 11/15/02) (AMBAC
         Insd)............................................   6.500    11/15/12       825,983
 5,000   Saint Mary Hosp Auth Bucks Cnty, PA Rev
         Franciscan Hlth Saint Mary Ser A (MBIA Insd).....   6.500    07/01/22     5,453,300
 2,220   Silver Spring Twp Auth, PA Swr Rev Gtd (FGIC
         Insd)............................................   6.700    07/15/21     2,353,955
 1,035   Unity Twp, PA Muni Auth Gtd Swr Rev Cap Apprec
         (AMBAC Insd).....................................       *    11/01/15       400,141
 1,750   West Allegheny, PA Sch Dist Ser AA (AMBAC
         Insd)............................................   6.250    02/01/14     1,864,887
 7,090   Westmoreland Cnty, PA (AMBAC Insd)...............       *    08/01/15     2,770,276
 3,545   Westmoreland Cnty, PA (AMBAC Insd)...............       *    08/01/16     1,301,759
 7,090   Westmoreland Cnty, PA (AMBAC Insd)...............       *    08/01/17     2,444,490
 2,000   Wilkinsburg, PA Jt Wtr Auth Wtr Rev Ser B (AMBAC
         Insd)............................................       *    08/15/12       931,380
 1,670   Yough Sch Dist, PA Cap Apprec (MBIA Insd)........       *    10/01/14       687,021
                                                                                ------------
                                                                                 187,878,379
                                                                                ------------
         PUERTO RICO  5.0%
 6,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser T
         (Prerefunded @ 07/01/02).........................   6.500    07/01/22     6,667,860
 2,000   Puerto Rico Comwlth Pub Impt (Prerefunded @
         07/01/02)........................................   6.800    07/01/21     2,247,840
 1,000   Puerto Rico Pub Bldgs Auth Rev Gtd Ser K
         (Prerefunded @ 07/01/02).........................   6.875    07/01/21     1,127,070
                                                                                ------------
                                                                                  10,042,770
                                                                                ------------
TOTAL INVESTMENTS  99.1%
  (Cost $178,391,191).........................................................   197,921,149
OTHER ASSETS IN EXCESS OF LIABILITIES  0.9%...................................     1,737,180
                                                                                ------------
NET ASSETS  100.0%............................................................  $199,658,329
                                                                                ============

*Zero coupon bond

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $178,391,191).......................  $197,921,149
Interest Receivable.........................................     3,353,782
Other.......................................................         1,877
                                                              ------------
      Total Assets..........................................   201,276,808
                                                              ------------
LIABILITIES:
Payables:
  Custodian Bank............................................     1,221,872
  Investment Advisory Fee...................................       109,872
  Income Distributions--Common and Preferred Shares.........        89,749
  Administrative Fee........................................        33,807
  Affiliates................................................         7,381
Accrued Expenses............................................        83,376
Trustees Deferred Compensation and Retirement Plans.........        72,422
                                                              ------------
      Total Liabilities.....................................     1,618,479
                                                              ------------
NET ASSETS..................................................  $199,658,329
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,400 issued with liquidation preference of
  $50,000 per share)........................................  $ 70,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 7,420,972 shares issued and
  outstanding)..............................................        74,210
Paid in Surplus.............................................   109,423,100
Net Unrealized Appreciation.................................    19,529,958
Accumulated Undistributed Net Investment Income.............       546,592
Accumulated Net Realized Gain...............................        84,469
                                                              ------------
      Net Assets Applicable to Common Shares................   129,658,329
                                                              ------------
NET ASSETS..................................................  $199,658,329
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($129,658,329 divided
  by 7,420,972 shares outstanding)..........................  $      17.47
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $11,763,510
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................      1,278,336
Administrative Fee..........................................        393,334
Preferred Share Maintenance.................................        186,103
Trustees' Fees and Expenses.................................         27,076
Legal.......................................................         14,815
Custody.....................................................         12,796
Amortization of Organizational Costs........................          2,001
Other.......................................................        164,372
                                                                -----------
    Total Expenses..........................................      2,078,833
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 9,684,677
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $    84,469
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     15,506,082
  End of the Period.........................................     19,529,958
                                                                -----------
Net Unrealized Appreciation During the Period...............      4,023,876
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $ 4,108,345
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $13,793,022
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                            Year Ended         Year Ended
                                                         October 31, 1997   October 31, 1996
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................   $  9,684,677       $  9,677,648
Net Realized Gain.......................................         84,469             10,791
Net Unrealized Appreciation During the Period...........      4,023,876            288,963
                                                           ------------       ------------
Change in Net Assets from Operations....................     13,793,022          9,977,402
                                                           ------------       ------------
Distributions from Net Investment Income:
  Common Shares.........................................     (7,272,240)        (7,391,361)
  Preferred Shares......................................     (2,510,697)        (2,480,595)
                                                           ------------       ------------
                                                             (9,782,937)        (9,871,956)
                                                           ------------       ------------
Distributions from Net Realized Gain:
  Common Shares.........................................         (8,015)          (187,473)
  Preferred Shares......................................         (2,776)           (74,998)
                                                           ------------       ------------
                                                                (10,791)          (262,471)
                                                           ------------       ------------
Total Distributions.....................................     (9,793,728)       (10,134,427)
                                                           ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....      3,999,294           (157,025)
NET ASSETS:
Beginning of the Period.................................    195,659,035        195,816,060
                                                           ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $546,592 and $644,852,
  respectively).........................................   $199,658,329       $195,659,035
                                                           ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                     March 27, 1992
                                                                                     (Commencement
                                              Year Ended October 31                  of Investment
                               --------------------------------------------------    Operations) to
                                  1997       1996      1995      1994      1993     October 31, 1992
----------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
    Period (a)................  $ 16.933    $16.954   $15.017   $17.889   $14.914       $14.763
                                --------    -------   -------   -------   -------       -------
  Net Investment Income.......     1.305      1.304     1.312     1.327     1.324          .598
  Net Realized and Unrealized
    Gain/Loss.................      .553       .040     1.997    (2.906)    2.942          .100
                                --------    -------   -------   -------   -------       -------
Total from Investment
  Operations..................     1.858      1.344     3.309    (1.579)    4.266          .698
                                --------    -------   -------   -------   -------       -------
Less:
  Distributions from Net
    Investment Income:
    Paid to Common
      Shareholders............      .980       .996      .996      .996      .996          .415
    Common Share Equivalent of
      Distributions Paid to
      Preferred
      Shareholders............      .338       .334      .376      .255      .282          .132
  Distributions from Net
    Realized Gain:
    Paid to Common
      Shareholders............      .001       .025       -0-      .033      .010           -0-
    Common Share Equivalent of
      Distributions Paid to
      Preferred
      Shareholders............       -0-       .010       -0-      .009      .003           -0-
                                --------    -------   -------   -------   -------       -------
Total Distributions...........     1.319      1.365     1.372     1.293     1.291          .547
                                --------    -------   -------   -------   -------       -------
Net Asset Value, End of the
  Period......................  $ 17.472    $16.933   $16.954   $15.017   $17.889       $14.914
                                ========    =======   =======   =======   =======       =======
Market Price Per Share at End
  of the Period...............  $16.4375    $15.625   $15.000   $12.875   $17.250       $15.000
Total Investment Return at
  Market Price (b)............    11.80%     11.14%    24.53%   (20.21%)   22.29%         2.72%*
Total Return at Net Asset
  Value (c)...................     9.26%      6.10%    20.03%   (10.65%)   27.39%         2.56%*
Net Assets at End of the
  Period (In millions)........    $199.7     $195.7    $195.8    $181.4    $202.8        $180.6
Ratio of Expenses to Average
  Net Assets Applicable to
  Common Shares...............     1.64%      1.69%     1.67%     1.66%     1.60%         1.53%
Ratio of Expenses to Average
  Net Assets..................     1.06%      1.08%     1.05%     1.06%     1.02%         1.09%
Ratio of Net Investment Income
  to Average Net Assets
  Applicable to Common
  Shares (d)..................     5.66%      5.76%     5.83%     6.45%     6.25%         5.09%
Portfolio Turnover............        2%         4%        5%        5%        4%            4%*

(a) Net Asset Value at March 27, 1992, is adjusted for common and preferred share offering costs of $.237 per common share.

(b) Total Investment Return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

 * Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Trust for Investment Grade Pennsylvania Municipals (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and Pennsylvania income taxes and, where possible under local law, local income and personal property taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in Pennsylvania municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on March 27, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At October 31, 1997, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                October 31, 1997
--------------------------------------------------------------------------------

D. ORGANIZATIONAL COSTS--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization in the amount of $25,000. These costs were amortized on a straight line basis over the 60 month period ended March 26, 1997.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At October 31, 1997, for federal income tax purposes, cost of long-term investments is $178,391,191; the aggregate gross unrealized appreciation is $19,529,958 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation of $19,529,958.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

    For the year ended October 31, 1997, 99.98% of the Income distributions made by the Trust were exempt from federal Income taxes. Additionally, during the period, the Trust paid a 28% rate gain distribution of $10,791. In January, 1998, the Trust will provide tax information to shareholders for the 1997 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 1997, the Trust recognized expenses of approximately $2,700 representing legal services provided by Skadden, Arps, Slate,

                                October 31, 1997
--------------------------------------------------------------------------------

Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended October 31, 1997, the Trust recognized expenses of approximately $62,300 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustee's annual retainer fee, which is currently $2,500.

    At October 31, 1997, VKAC owned -0- common shares of the Trust.

3. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $4,705,348 and $4,883,938, respectively.

4. PREFERRED SHARES
The Trust has outstanding 1,400 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on October 31, 1997, was 3.55%. During the year ended October 31, 1997, the rates ranged from 3.350% to 4.025%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

5. CAPITAL GAIN DISTRIBUTION
On December 1, 1997, the Trust declared a capital gain of $0.0084 per common share, of which 17.9% is long-term and 82.1% is short-term, to common shareholders of record on December 15, 1997 which will be payable on December 31, 1997.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital Trust for Investment Grade Pennsylvania Municipals:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Trust for Investment Grade Pennsylvania Municipals (the "Trust"), including the portfolio of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Trust for Investment Grade Pennsylvania Municipals as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
December 11, 1997

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Value Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley funds.

 VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

                          RESULTS OF SHAREHOLDER VOTES

     The Annual Meeting of Shareholders of the Trust was held on May 28, 1997, where shareholders voted on a new investment advisory agreement, the election of Trustees whose terms expired in 1997 and the selection of independent public accountants.

     1) With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 6,068,782 shares voted for the proposal, 92,016 shares voted against, 285,421 shares abstained and 0 shares represented broker non-votes.

     2) With regard to the election of Rod Dammeyer as elected trustee by the preferred shareholders of the Trust 1,029 shares voted in favor and 1 share withheld.

     3) With regard to the election of Wayne W. Whalen as elected trustee by the common shareholders of the Trust 6,308,479 shares voted in favor and 136,710 shares withheld.

     4) With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Trust, 6,302,641 shares voted for the proposal, 46,332 shares voted against, 97,246 shares abstained and 0 shares represented broker non-votes.